                                                                   EXHIBIT 16(B)

                       HOMESTEAD FUNDS - DAILY INCOME FUND
                             SEVEN DAY CURRENT YIELD
                                DECEMBER 31, 1997

                          Date                                         Daily Rate
                  ----------------------                  -------------------------
                        12/25/96                                      0.0001366360
                        12/26/96                                      0.0001420540
                        12/27/96                                      0.0001420540
                        12/28/96                                      0.0001420540
                        12/29/96                                      0.0001384270
                        12/30/96                                      0.0001384420
                        12/31/96                                      0.0001385150
                                                          -------------------------

                  Total                                               0.0009781820
                                                          =========================

Formula:          (Sum of 7 days daily rate) X (365/7) X 100

                  (.0009781820) X 365/7 X 100 = 5.10%

                       HOMESTEAD FUNDS - DAILY INCOME FUND
                                 EFFECTIVE YIELD
                                DECEMBER 31, 1997

                          Date                                         Daily Rate
                  ----------------------                  -------------------------
                        12/25/96                                      0.0001366360
                        12/26/96                                      0.0001420540
                        12/27/96                                      0.0001420540
                        12/28/96                                      0.0001420540
                        12/29/96                                      0.0001384270
                        12/30/96                                      0.0001384420
                        12/31/96                                      0.0001385150
                                                          -------------------------

                  Total                                               0.0009781820
                                                          =========================

Formula:          [(Sum of 7 days daily rate +1)/\(365/7)] - 1 X 100

                  [(.0009781820 + 1)/\365/7] - 1 X 100 = 5.23%